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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                  PROSPECTUS SUPPLEMENT DATED FEBRUARY 22, 2006
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  This supplement updates the following Prospectuses dated December 30, 2005:

    First American Stock Funds Class A, Class B and Class C Shares Prospectus
              First American Stock Funds Class R Shares Prospectus
              First American Stock Funds Class Y Shares Prospectus
             Selected First American Funds Class A Shares Prospectus

For Class A, B, C, R, and Y shares, this supplement and the applicable Prospectus dated December 30, 2005 together constitute a current Prospectus. To request a copy of a Prospectus, please call 800-677-FUND.

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Information regarding the portfolio managers primarily responsible for the management of Mid Cap Growth Opportunities Fund and Large Cap Growth Opportunities Fund (the "funds"), which is set forth in each Prospectus under the heading "Additional Information--Management--Portfolio Management," is replaced by the following:

Mid Cap Growth Opportunities Fund and Large-Cap Growth Opportunities Fund are managed by the advisor's Mid- and Large-Cap Growth Team. The members of that team are:

James A. Diedrich, CFA, Senior Equity Portfolio Manager. Mr. Diedrich has been a portfolio manager for the funds since joining U.S. Bancorp Asset Management in February 2006 and acts as the lead portfolio manager for Mid Cap Growth Opportunities Fund. Prior to joining the advisor, Mr. Diedrich was the head of global equity and managed all U.S. and international equity portfolios at St. Paul Companies. Before his tenure with the St. Paul Companies, Mr. Diedrich was a portfolio manager of a U.S. large-cap product at Investment Advisors, Inc. Prior to that, he was an assistant portfolio manager of a corporate equity portfolio at Advantus Capital Management. Mr. Diedrich has been a portfolio manager for 17 years and has 22 years of investment experience.

Thomas A. Gunderson, CFA, Senior Equity Portfolio Manager. Mr. Gunderson is the head of the Mid- and Large-Cap Growth Team. He has been a portfolio manager for the funds since December 2003 and acts as the lead portfolio manager for Large Cap Growth Opportunities Fund. Prior to joining U.S. Bancorp Asset Management in 2003, Mr. Gunderson managed large cap growth portfolios at Advantus Capital Management. Mr. Gunderson has been a portfolio manager for 17 years and has 22 years of financial industry experience.

Hal Goldstein, Senior Equity Portfolio Manager. Mr. Goldstein has been a portfolio manager for Mid Cap Growth Opportunities Fund since March 2003 and for Large Cap Growth Opportunities Fund since July 2002. Prior to joining U.S. Bancorp Asset Management in 2002, Mr. Goldstein was employed at Lutheran Brotherhood as a portfolio manager, at Shearson Lehman Brothers as manager of institutional equities in Chicago, and at Oppenheimer as an institutional sales person. Mr. Goldstein has 24 years of financial industry experience, including 10 years in portfolio management.



IF YOU HAVE ANY QUESTIONS REGARDING THIS PROSPECTUS SUPPLEMENT, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL, OR YOU MAY CALL FIRST AMERICAN FUNDS INVESTOR SERVICES AT 800-677-FUND.




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